                                                                   Exhibit 10.17

                        AMENDMENT TO EMPLOYMENT AGREEMENT

         THIS AMENDMENT, dated as of this 26th day of April, 2000, amends an existing Employment Agreement dated as of April 26, 1997 (the "Agreement"), between Professional Computer Solutions, Inc., a New York corporation (the "Company") and Benjamin Tandowski ("Employee").

         The Company and Mr. Tandowski hereby ratify the Agreement in its entirety, except for the following amendments thereto which are hereby agreed to:

         1. Any and all references to "U.S. Office Products Company" in the Agreement are hereby replaced with "Aztec Technology Partners, Inc.";

         2. Section 1 of the Agreement is hereby deleted in its entirety and the following provision is inserted in lieu thereof:

              "1. EMPLOYMENT; TERM. The Company hereby employs the Employee to perform the duties described herein, and the Employee hereby accepts employment with the Company for a term of 30 days after the date hereof (the "Term")."; and

         3. The reference to U.S. Office Products Company and its address set forth in Section 14 is hereby deleted in its entirety and the following is substituted in lieu thereof:

                                  "Aztec Technology Partners, Inc.
                                  50 Braintree Hill Office Park, Suite 220
                                  Braintree, MA 02184
                                  Attn: T. Kenwood Mullare, Esq."

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

                                  PROFESSIONAL COMPUTER
                                  SOLUTIONS, INC.

                                  By: /s/  Ross J. Weintraub
                                     -----------------------
                                  Name:  Ross J. Weintraub
                                  Title: Treasurer

EMPLOYEE:

/s/  Benjamin Tandowski
-----------------------
Benjamin Tandowski